UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 6, 2018

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16767 N. Perimeter Drive, Suite 240 Scottsdale, AZ 85260
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(480) 245-5960

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

        On November 8, 2018, The Joint Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2018. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

As previously reported in August 2018, Peter Holt, the Company’s President and Chief Executive Officer, was appointed by the Company’s board of directors to serve as interim principal financial officer for Securities and Exchange Commission (“SEC”) reporting purposes until such time that the Company hired a new chief financial officer to fill the vacant position. With the appointment of Jake Singleton (disclosed below) as the Company’s Chief Financial Officer, Mr. Holt’s interim appointment as principal financial officer for SEC reporting purposes ended.

(c) Appointment of Certain Officers

On November 6, 2018, the Company’s board of directors appointed Jake Singleton to serve as its Chief Financial Officer and principal financial officer for SEC reporting purposes, effective immediately.

Mr. Singleton, age 36, served as the Company’s controller from June 2015 until his appointment as Chief Financial Officer. As the controller, he was responsible for the full accounting operations of the Company, including the production of timely financial statements and related SEC filings and maintenance of a comprehensive set of internal controls designed to mitigate risk and enhance the accuracy of the Company's reported financial results. Prior to his employment by the Company, Mr. Singleton served for ten years in Ernst and Young’s Assurance Services practice. During that period, he served as a senior manager from October 2013 until June 2015 and, prior to that, as a manager beginning in 2005. At Ernst and Young, he focused on serving public companies and providing assistance in raising capital through debt and equity offerings. Mr. Singleton also gained international experience in Ernst and Young’s Capital Markets transactional accounting group during a two-year rotation in the United Kingdom, where he focused on U.S. GAAP and SEC reporting compliance for foreign entities raising capital in the United States. Mr. Singleton holds a Master of Accounting degree and a Bachelor of Science degree in Business Administration and Accounting, both from the University of Arizona, Eller College of Management.

There are no family relationships between Mr. Singleton and any director or executive officer of the Company, no arrangements or understandings with any person relating to Mr. Singleton's appointment as Chief Financial Officer of the Company, and no related party transactions between the Company and Mr. Singleton.

On November 6, 2018, Mr. Singleton entered in an employment letter agreement with the Company for a term of one year, automatically renewable for successive one-year terms unless terminated by either party. Under the agreement, he will receive a base annual salary of $200,000 and a yearly bonus under the Company’s Short-Term Incentive Plan of up to 40% of his then existing base salary if certain Company-wide performance targets are met. Mr. Singleton also will continue to be eligible to participate in the Company’s incentive stock plan and any other future long-term incentive plans, subject to the terms and eligibility requirements of any such plans and at the discretion of the Company’s board of directors or compensation committee in making awards under such plans. In connection with accepting his new position with the Company, Mr. Singleton will be awarded stock options under the stock plan to purchase 35,000 shares of the Company’s common stock. The options will vest in four equal annual installments on each of the first four anniversaries of the grant date and will be in lieu of any grants he might otherwise have received in March 2019. Mr. Singleton also entered into a confidentiality, nonsolicitation and noncompetition agreement with the Company contemporaneously with his employment letter agreement, pursuant to which Mr. Singleton is subject to certain restrictive covenants, including nonsolicitation and noncompetition covenants during the period of his employment and for a period of twenty-four months after termination of employment. The preceding descriptions of Mr. Singleton’s employment letter agreement and confidentiality, nonsolicitation and noncompetition agreement are qualified in their entirety by reference to the agreements, which are attached hereto as Exhibits 10.1 and 10.2.

On November 7, 2018, The Joint Corp. (the “Company”) issued a press release announcing Mr. Singleton’s appointment as Chief Financial Officer. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

The Company is posting an earnings presentation to its website at https://ir.thejoint.com/. A copy of the earnings presentation is being furnished herewith as Exhibit 99.3. The Company will use the earnings presentation during its earnings conference call on November 8, 2018 and also may use the earnings presentation from time to time in conversations with analysts, investors and others.

The presentation is furnished by the Company pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.3 is summary information that is intended to be considered in the context of the Company’s filings with the SEC. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Employment Letter Agreement between The Joint Corp. and Jake Singleton dated November 6, 2018
10.2*	Confidentiality, Noncompetition and Nonsolicitation Agreement between The Joint Corp. and Jake Singleton dated November 6, 2018
99.1	Press Release dated November 8, 2018
99.2	Press Release dated November 7, 2018
99.3	The Joint Corp Earnings Presentation, November 2018

* Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: November 8, 2018	By:	/s/ Peter D. Holt
Name: Peter D. Holt
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Employment Letter Agreement between The Joint Corp. and Jake Singleton dated November 6, 2018
10.2*	Confidentiality, Noncompetition and Nonsolicitation Agreement between The Joint Corp. and Jake Singleton dated November 6, 2018
99.1	Press Release dated November 8, 2018
99.2	Press Release dated November 7, 2018
99.3	The Joint Corp Earnings Presentation, November 2018

* Indicates a management contract or compensatory plan or arrangement.